Exhibit 24

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (and any and all amendments thereto) (the “2011 Form 10K”); and to file said 2011 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February, 2012.

Sign:	/s/ David R.Andelman

Print Name: David R. Andelman

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (and any and all amendments thereto) (the “2011 Form 10K”); and to file said 2011 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February, 2012.

Sign:	/s/ Joseph A. Califano, Jr.

Print Name: Joseph A. Califano, Jr.

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (and any and all amendments thereto) (the “2011 Form 10K”); and to file said 2011 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February, 2012.

Sign:	/s/ William S. Cohen

Print Name: William S. Cohen

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (and any and all amendments thereto) (the “2011 Form 10K”); and to file said 2011 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February, 2012.

Sign:	/s/ Gary L. Countryman

Print Name: Gary L. Countryman

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (and any and all amendments thereto) (the “2011 Form 10K”); and to file said 2011 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February, 2012.

Sign:	/s/ Charles K. Gifford

Print Name: Charles K. Gifford

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (and any and all amendments thereto) (the “2011 Form 10K”); and to file said 2011 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February, 2012.

Sign:	/s/ Leonard Goldberg

Print Name: Leonard Goldberg

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (and any and all amendments thereto) (the “2011 Form 10K”); and to file said 2011 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February, 2012.

Sign:	/s/ Bruce S. Gordon

Print Name: Bruce S. Gordon

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (and any and all amendments thereto) (the “2011 Form 10K”); and to file said 2011 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February, 2012.

Sign:	/s/ Linda M. Griego

Print Name: Linda M. Griego

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (and any and all amendments thereto) (the “2011 Form 10K”); and to file said 2011 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February, 2012.

Sign:	/s/ Arnold Kopelson

Print Name: Arnold Kopelson

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (and any and all amendments thereto) (the “2011 Form 10K”); and to file said 2011 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February, 2012.

Sign:	/s/ Doug Morris

Print Name: Doug Morris

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (and any and all amendments thereto) (the “2011 Form 10K”); and to file said 2011 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February, 2012.

Sign:	/s/ Shari Redstone

Print Name: Shari Redstone

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (and any and all amendments thereto) (the “2011 Form 10K”); and to file said 2011 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February, 2012.

Sign:	/s/ Sumner M. Redstone

Print Name: Sumner M. Redstone

CBS CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Louis J. Briskman and Angeline C. Straka, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (and any and all amendments thereto) (the “2011 Form 10K”); and to file said 2011 Form 10K, so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February, 2012.

Sign:	/s/ Frederic V. Salerno

Print Name: Frederic V. Salerno